Other Non-Current Liabilities	12 Months Ended
Jun. 30, 2018
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Other Non-Current Liabilities
OTHER NON-CURRENT LIABILITIES

	US dollar
Figures in million	2018	2017

KOSH deep groundwater pollution liability (a)	3	—
Sibanye Beatrix ground swap royalty	—	1

Total non-current liabilities	3	1

(a) KOSH deep groundwater pollution liability
Harmony purchased selected mining infrastructure in the Klerksdorp, Orkney, Stilfontein, Hartebeesfontein (KOSH) area from AngloGold Ashanti Limited (refer to note 14). During an assessment of the environmental liabilities associated with this purchase, a risk related to the potential decant and pollution of deep ground mine water from the re-watered underground workings was identified.

Due to the interconnected nature of mining operations, any proposed solution needs to be a combined one supported by all the mines located in these gold fields. As a result, the Mineral and Petroleum Resources Development Act (MPRDA) requires that the affected mining companies develop a Regional Mine Closure Strategy to be approved by the Department of Mineral Resources. Harmony has commissioned a detailed assessment of the mine void after closure to provide clarity on the locality and volume of water expected to decant after mine closure and the quality of the decant water. Simulations have shown that the potential impact from this decant is low and that it will not impact on any down-gradient receptors, including the Vaal River.

A contingent liability acquired in a business combination is recognised in the acquisition accounting if it is a present obligation and its fair value can be measured reliably. Based on Harmony's assessment, a liability of US$3.2 million has been raised as part of the liabilities assumed in the business combination.